UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K



                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date  of  report  (Date of earliest event reported) September  26, 1996

                              CUC International Inc.
           (Exact name of Registrant as specified in charter)


             Delaware                 1-10308                 06-0918165
(State or other jurisdiction        (Commission           (I.R.S. Employer
  of  incorporation)                File Number)        Identification No.)


       707 Summer Street
     Stamford, Connecticut                                      06901
(Address of principal executive offices)                     (Zip Code)


                             (203)324-9261
            (Registrant's telephone number, including area code)


                            Not applicable
(Former name or former address, if changed since last report.)



                        Page 1 of 5 Pages
                 Exhibit Index Appears on Page 4



ITEM 5.   OTHER EVENTS

CUC International Inc. (the "Company") announced a declaration of a three-for-two stock split, in the nature of a stock dividend, payable to shareholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), on October 7, 1996. The distribution of the Common Stock dividend is expected to be made on October 21, 1996.

ITEM 7.   EXHIBITS

Exhibit No.     Description

99.1 Press Release of CUC International Inc., dated September 26, 1996, announcing the declaration of a stock dividend.





                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                           CUC International Inc.
                           (Registrant)





Date: September 26, 1996  By: /s/ COSMO CORIGLIANO
                           Cosmo   Corigliano  -   Senior Vice President
                           and Chief Financial Officer
                         (Principal Financial and Accounting
                          Officer)

                          EXHIBIT INDEX


Exhibit No.     Description                              Page No.

99.1            Press Release of CUC International Inc.,     5
                dated September 26, 1996, announcing the declaration of a stock dividend.